UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 18, 2005

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street New York, New York	10004

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
SIGNATURE

Item 1.01 Entry into a Material Definitive Agreement.

On November 18, 2005, the Board of Directors of The Goldman Sachs Group, Inc. (the “Registrant”) approved certain amendments to the Registrant’s existing non-employee director compensation program. The amended program provides that, beginning in fiscal 2006, each non-employee director will receive as an annual grant, at his or her election, one of the following: (a) 3,000 fully vested restricted stock units (“RSUs”); (b) 1,500 RSUs and fully vested options to purchase 6,000 shares of the Registrant’s common stock; or (c) fully vested options to purchase 12,000 shares of the Registrant’s common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC. (Registrant)

Date: November 25, 2005	By:	/s/ Esta E. Stecher

		Name:	Esta E. Stecher
		Title:	Executive Vice President and General Counsel

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